Exhibit 10.10

Equity Transfer Agreement

Transferor: Zhao Qingguo

Transferee: Longduoduo Health Technology Co., Ltd

The Transferor and the Transferee have reached a consensus through negotiation, as follows:

I. The Transferor shall transfer the stock equity in the amount of RMB 250,000 of Inner Mongolia Qingguo Health Consulting Co., Ltd (“the Company”) held by it (accounting for 50% of the Company’s registered capital) to the Transferee for free.

II. The Transferee shall pay the equity transfer amount in full into the Company’s registered capital prior to October 1, 2046.

III. As from the effective date of this Agreement, both Parties shall have their identities as shareholders of the Company replaced, that is, the Transferor shall not enjoy the shareholders’ rights or fulfill the shareholders’ obligations any longer, while the Transferee shall begin to enjoy the shareholders’ rights and fulfill the shareholders’ obligations.

IV. This Agreement shall come into force upon signature of both Parties.

Transferor: Zhao Qingguo (signature)

Transferee:

For and on behalf of

Longduoduo Health Technology Co., Ltd (seal)

Inner Mongolia Qingguo Health Consulting Co., Ltd (seal)

Date: August 31, 2020

Equity Transfer Agreement

Transferor: Wang Weidong

Transferee: Longduoduo Health Technology Co., Ltd

The Transferor and the Transferee have reached a consensus through negotiation, as follows:

I. The Transferor shall transfer a part of (in the amount of RMB 200,000, accounting for 40% of the Company’s registered capital) the stock equity in the amount of RMB 250,000 of Inner Mongolia Qingguo Health Consulting Co., Ltd (“the Company”) held by it (accounting for 50% of the Company’s registered capital) to the Transferee for free.

II. The Transferee shall pay the equity transfer amount in full into the Company’s registered capital prior to October 1, 2046.

III. As from the effective date of this Agreement, the Transferor shall continue to enjoy the shareholders’ rights and fulfill the shareholders’ obligations, and the Transferee shall begin to enjoy the shareholders’ rights and fulfill the shareholders’ obligations.

IV. This Agreement shall come into force upon signature of both Parties.

Transferor: Wang Weidong (signature)

Transferee:

For and on behalf of

Longduoduo Health Technology Co., Ltd (seal)

Inner Mongolia Qingguo Health Consulting Co., Ltd (seal)

Date: August 31, 2020